                                                                 Exhibit 4.01(d)

                          THIRD AMENDMENT AND WAIVER
                          --------------------------


     THIRD AMENDMENT AND WAIVER (this "Amendment"), dated as of March 30, 1999, among U.S.A. FLORAL PRODUCTS, INC., a Delaware corporation (the "US Borrower"), U S.A FLORAL PRODUCTS GERMANY GMBH & CO. KG, a partnership organized under the laws of the Federal Republic of Germany (the "German Borrower"), FLORIMEX WORLDWIDE B.V., a company organized under the laws of the Netherlands (the "Dutch Borrower" and, together with the German Borrower and the US Borrower, the "Borrowers", and each a "Borrower"), the lenders party to the Credit Agreement referred to below (the "Banks"), BAYERISCHE HYPO--UND VEREINSBANK AG, as Syndication Agent (in such capacity the ""Syndication Agent"), BANKBOSTON, N.A., as Documentation Agent (in such capacity the "Documentation Agent"), and BANKERS TRUST COMPANY, as Arranger and Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement are used herein as so defined.

                             W I T N E S S E T H:
                             - - - - - - - - - -


     WHEREAS, the Borrowers, the Banks, the Syndication Agent, the Documentation Agent and the Administrative Agent are parties to a Credit Agreement, dated as of October 16, 1997 and amended and restated as of October 2, 1998 (as further amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement"); and

     WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto agree as follows;

     NOW, THEREFORE, it is agreed:

     1. The Banks hereby agree that each reference to the number "150" appearing in Sections 7.11(a), (b), (c), (d), (g) and (i) shall be deleted and the number "270" shall in each case be inserted in lieu thereof

     2. Notwithstanding anything to the contrary contained in Section 7.0 1(h) of the Credit Agreement, the US Borrower shall not be required to deliver an audit in respect of the Permitted Acquisition of the Acquired Business constituting Southern Rainbow until 270 days after the closing of such Permitted Acquisition.

     3. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when the Borrowers and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office.

     4. In order to induce the Banks to' enter into this Amendment, each Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Section 6 of the Credit Agreement are true and correct in all material respects on and as of the

Third Amendment Effective Date, after giving effect to this Amendment and (ii) there exists no Default or Event of Default on the Third Amendment Effective Date, after giving effect to this Amendment,

     5. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument, A complete set of counterparts shall be lodged with the US Borrower and the Administrative Agent.

     7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     8. From and after the Third Amendment Effective Dare, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

                                     LA SALLE NATIONAL BANK


                                     By
                                        ----------------------------------------
                                         Title:


                                     FLEET NATIONAL BANK


                                     By
                                        ----------------------------------------
                                         Title:


                                     NATIONAL BANK OF CANADA


                                     By
                                        ----------------------------------------
                                         Title:

                                     By
                                        ----------------------------------------
                                         Title:


                                     UNION BANK OF CALIFORNIA, N.A.


                                     By
                                        ----------------------------------------
                                         Title:


                                     SCHMIDT BANK


                                     By
                                        ----------------------------------------
                                         Title:

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                     U.S.A.  FLORAL PRODUCTS, INC,


                                     By /s/
                                        ----------------------------------------
                                         Title: CFO


                                     U.S.A. FLORAL PRODUCTS GERMANY GMBH
                                       & CO. KG


                                     By
                                        ----------------------------------------
                                         Title:


                                     FLORIMEX WORLDWIDE B V.


                                     By
                                        ----------------------------------------
                                         Title:


                                     BANKERS TRUST COMPANY,
                                       Individually and as Agent


                                     By
                                        ----------------------------------------
                                         Title:


                                     BAYERISCHE HYPO-UND VEREINSBANK AG,
                                       Individually and as Syndication Agent


                                     By
                                        ----------------------------------------
                                         Title:


                                     By
                                        ----------------------------------------
                                         Title:


                                     BANKBOSTON, NA., Individually and as
                                       Documentation Agent


                                     By
                                        ----------------------------------------
                                         Title: